Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2010 Fund
December 31, 2024
FST10-NPRT3-0325
1.9909157.101
Bond Funds - 67.8%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	19,486	188,236
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	3,611	26,612
Fidelity Series International Developed Markets Bond Index Fund (a)	6,409	55,626
Fidelity Series Long-Term Treasury Bond Index Fund (a)	4,864	25,830
Fidelity Series Sustainable Investment Grade Bond Fund (a)	47,986	458,270
TOTAL BOND FUNDS (Cost $772,854)		754,574

Domestic Equity Funds - 13.3%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $108,041)	10,536	147,714

International Equity Funds - 15.7%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	6,172	67,582
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	9,558	106,758
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $158,369)		174,340

Short-Term Funds - 3.2%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $37,049)	3,728	37,090

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,076,313)	1,113,718
NET OTHER ASSETS (LIABILITIES) - 0.0%	(492)
NET ASSETS - 100.0%	1,113,226

Legend

(a)	Affiliated Fund

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	167,398	29,047	9,967	5,072	(77)	1,835	188,236	19,486
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	32,688	2,599	7,903	1,021	(324)	(448)	26,612	3,611
Fidelity Series International Developed Markets Bond Index Fund	42,098	16,349	2,319	1,760	(38)	(464)	55,626	6,409
Fidelity Series Long-Term Treasury Bond Index Fund	31,131	4,433	8,107	701	(775)	(852)	25,830	4,864
Fidelity Series Sustainable Emerging Markets Fund	62,100	18,374	14,189	1,504	(83)	1,380	67,582	6,172
Fidelity Series Sustainable Investment Grade Bond Fund	436,696	60,285	32,452	15,803	(665)	(5,594)	458,270	47,986
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	104,870	20,457	16,108	2,294	74	(2,535)	106,758	9,558
Fidelity Series Sustainable U.S. Market Fund	136,861	27,282	28,282	2,664	499	11,354	147,714	10,536
Fidelity Series Treasury Bill Index Fund	40,031	10,274	13,292	1,555	(3)	80	37,090	3,728
	1,053,873	189,100	132,619	32,374	(1,392)	4,756	1,113,718	112,350

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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